SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 26, 1999


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


        DELAWARE                      0-19604                 95-340340
(State or Other Jurisdiction        (Commission             (IRS Employer
   of Incorporation)                File Number)          Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                   (Address of Principal Executive Offices)



                                  (323) 210-5000
             (Registrant's Telephone Number, Including Area Code)


                                         NA
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS

      Reference is made to the press release of Registrant issued on August 26, 1999 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS

      99 Press release issued August 26, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AAMES FINANCIAL CORPORATION


Dated:  August 30, 1999             By:    /S/ BARBARA S. POLSKY
                                           -----------------------------------
                                           Barbara S. Polsky
                                           Executive Vice President,
                                           General Counsel and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION OF EXHIBIT

   99                   Press release issued August 26, 1999


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